UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   June 15, 2005
                                                    -------------


                             Warrantech Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        0-13084                 13-3178732
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


           2200 Highway 121, Suite 100, Bedford, Texas             76021
           -------------------------------------------           ----------
           (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: 800-544-9510
                                                    ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in
             Fiscal Year

         Effective June 15, 2005, Warrantech Corporation (the "Company") adopted its new Nevada bylaws in conforming with Nevada law after its reorganization from a Delaware corporation to a Nevada corporation. The Company's bylaws were revised to comply with Nevada law. There is no material difference between the bylaws adopted in conformance with Delaware law and those adopted in conformance with Nevada law.


Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

         3.1      Bylaws of Warrantech Corporation, effective June 15, 2005.

The information in this Current Report on Form 8-K and the exhibit 3.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARRANTECH CORPORATION
                                       (Registrant)


Date:  June 20, 2004                   By: /s/ RICHARD F. GAVINO
                                           ------------------------------------
                                           Richard F. Gavino
                                           Executive Vice President and
                                           Chief Financial Officer

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

                                  EXHIBIT INDEX


Exhibit #      Description                                            Page #
---------      -----------                                            ------
  3.1          Bylaws of Warrantech Corporation,                        5
               effective June 15, 2005


                                       4